Exhibit 10.2

MAXIMUS

NON-QUALIFIED STOCK OPTION — TERMS AND CONDITIONS

1.             Relationship to Plan. This option has been granted pursuant to the MAXIMUS, Inc. (“Company”) 1997 Equity Incentive Plan, as amended (“Plan”), and is in all respects subject to the terms, conditions and definitions of the Plan. The Optionee hereby accepts this option subject to all the terms and provisions of the Plan and agrees that all decisions under and interpretations of the Plan by the Compensation Committee of the Board of Directors of the Company (“Committee”), shall be final, binding and conclusive upon the Optionee and his or her heirs.

2.             Exercise.

(a)           This option shall not be exercisable after the expiration of this option which shall occur on the date indicated as the expiration date on the face hereof or such earlier termination date as hereinafter provided.

(b)           At the given time at which the option is exercisable, the Optionee may elect to partially exercise this option and purchase a number of Exercisable Shares less that the total number which he or she is eligible to purchase hereunder; provided that the number of shares the Optionee purchases, when aggregated with the total number of shares he or she has purchased pursuant to previous exercises of this option, does not exceed the total number of Exercisable Shares.

(c)           Written notice of the exercise of this option or any installment thereof shall be given to the Company at its principal office accompanied by the option price (a) in cash, (b) by check, (c) if permitted by the Board, by delivery and assignment to the Company of shares of Company Stock having a fair market value (as determined by the Committee) equal to the option price, or (d) by a combination of these forms of payment. The Company will furnish upon request of the Optionee copies of the articles of incorporation of the Company, as amended, and by-laws of the Company, as amended, and such publicly available financial and other information concerning the Company and its business and prospects as may be reasonably requested by the Optionee in connection with the exercise of this option.

3.             Other Conditions and Limitations.

(a)           This option shall be exercisable only by the delivery of a written notice to the Company’s Stock Plan Administrator, or any other employee of the Company designated by the Committee to accept such notices on its behalf, specifying the number of Shares for which, and the date on which, it is to be exercised. If said Shares are not at that time effectively registered under the Securities Act of 1933, as amended, the Optionee shall include with such notice a letter, in form and substance satisfactory to the Company, confirming that the shares are being purchased for the Optionee’s own account for investment and not with a view to distribution, and acknowledging that the Optionee is familiar with any restrictions on the resale of the shares under applicable securities laws.

(b)           This option shall not be transferable by the Optionee (or any subsequent holder) otherwise than by will or by the laws of descent and distribution, and this option shall be exercisable during the lifetime of the Optionee by the Optionee only.

4.             Stock Dividends; Stock Splits; Stock Combinations; Recapitalizations. Appropriate adjustments shall be made in the maximum number of shares covered by this option to the extent it is outstanding to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the Option Date.

5.             Change in Control. Notwithstanding any provision of the Plan or these terms and conditions to the contrary, upon a Change in Control, the option granted to purchase Shares shall be fully vested and exercisable and all Shares granted hereunder shall become Exercisable Shares. For purposes of this Plan, “Change in Control” means the occurrence of any one or more of the following:

(a)           The “beneficial ownership” (as defined in Rule 13d-3 of the Securities Exchange Act of 1934 (the “Exchange Act”)) of securities representing more than twenty-five percent (25%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Company Voting Securities”) is accumulated, held or acquired by a Person (as defined in Section 3(a)(9) of the Exchange Act, as modified, and used in Sections 13(d) and 14(d) thereof) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or an Affiliate thereof, or any corporation owned, directly or indirectly, by the Company’s stockholders in substantially the same proportions as their ownership of stock of the Company); provided, however, that any acquisition from the Company or any acquisition pursuant to a transaction that complies with clauses (i), (ii) and (iii) of subparagraph (c) of this definition will not be a Change in Control under this subparagraph (a), and provided further, that immediately prior to such accumulation, holding or acquisition, such Person was not a direct or indirect beneficial owner of 25% or more of the Company Voting Securities; or

(b)           Individuals who, as of the Award Date, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that an individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c)           Consummation by the Company of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another entity (a “Business Combination”), in each case, unless immediately following such Business Combination: (i) more than 60% of the combined voting power of then outstanding voting securities entitled to vote generally in the election of directors of (A) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (B) if applicable, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries (the “Parent Corporation”), is represented, directly or indirectly, by Company Voting Securities outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Company Voting Securities, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) except to the extent that such ownership of the Company existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d)           Approval by the Company’s stockholders of a complete liquidation or dissolution of the Company.

However, in no event will a Change in Control be deemed to have occurred, with respect to an Optionee’s Shares, if the Optionee is part of a purchasing group that consummates the Change in Control transaction. An Optionee will be deemed “part of a purchasing group” for purposes of the preceding sentence if the Optionee is an equity participant in the purchasing company or group (except: (i) passive ownership of less than 2% of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group that is otherwise not significant, as determined prior to the Change in Control by a majority of the nonemployee continuing directors).

6.             Termination of Option. If the Optionee ceases for any reason to provide services to the Company, or a parent or a subsidiary of the Company, at any time prior to exercise of this option in full, this option shall terminate in accordance with the following provisions:

(a)           If the Optionee’s services shall have been terminated because of disability with the meaning of Section 22(c)(3) of the Internal Revenue Code of 1986, as amended, the Optionee may, at any time within a period of 12 months after such termination of services, exercise this option as permitted herein to the extent of the outstanding Exercisable Shares on the date of the termination of the Optionee’s services;

(b)           If the Optionee’s services shall have been termination because of death, this option, to the extent of the outstanding Exercisable Shares on the date of death, may be exercised as permitted herein within a period of 12 months after the Optionee’s death by the person or persons to whom the Optionee’s rights under this option shall pass by will or by the law of descent and distribution; and

(c)           If the Optionee’s services shall have been terminated for any reason other than those discussed in subparagraphs (a) or (b) above, the Optionee may, at any time with a period of three months after such termination of services, exercise this option as permitted herein to the extent of the outstanding Exercisable Shares on the date of cessation of services.

7.             Miscellaneous. The Optionee shall have no rights as a stockholder with respect to the Shares subject to this option until the exercise of this option and the issuance of a stock certificate for the Shares with respect to which this option shall have been exercised. Nothing herein contained shall impose any obligation on the Company or any of its subsidiaries or the Optionee with respect to the Optionee’s continued employment by the Company or any of its subsidiaries. Nothing herein contained shall impose any obligation upon the Optionee to exercise this option. The option granted hereunder is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

8.             Governing Law. These terms and conditions shall be subject to and construed in accordance with the law of the Commonwealth of Virginia.